                                                                    EXHIBIT 10.7


                  AMENDED AND RESTATED STOCK PURCHASE AGREEMENT

         This Amended and Restated Stock Purchase Agreement (this "Agreement") is entered into as of this 4th day of December, 1997, by and among MegaBank Financial Corporation, a Colorado corporation (the "Corporation"), and Thomas R. Kowalski, the Ryan R. Kowalski Trust, the Realtek Company Profit Sharing Plan and Trust, Thomas Investments Partnership, a Colorado partnership, Respond Corp., a Colorado corporation, and Orchard Valley Financial Corporation, a Colorado corporation (each a "Stockholder" and collectively the "Stockholders"). The Corporation and Stockholders hereby agree as follows:

                                    RECITALS

         WHEREAS, the Corporation and certain of the Stockholders entered into a Stock Purchase Agreement, dated December 20, 1990 (the "Original Stock Purchase Agreement"), wherein the Corporation agreed to redeem all of the shares of capital stock of the Corporation owned by such Stockholders upon the terms and conditions set forth in the Original Stock Purchase Agreement; and

         WHEREAS, the Corporation and the Stockholders entered into an Amendment to Stock Purchase Agreement, dated April 16, 1992 ("Amendment No. 1"), wherein the Original Stock Purchase Agreement was amended to add additional Stockholders and to make certain other modifications; and

         WHEREAS, the parties hereto desire to further amend and restate the Original Stock Purchase Agreement, as previously amended by Amendment No. 1, as hereinafter described;

                                    AGREEMENT

         NOW, THEREFORE, IT IS AGREED:

ARTICLE 1.00-PURPOSE

         The purpose of this Agreement is to provide:

         A. For the orderly continuation of the affairs of the Corporation at the time that certain events occur which may require the sale, transfer, or exchange of the stock of the Corporation held by the Stockholders as provided by the terms of this Agreement.

         B. For a means by which the Stockholders may sell shares of stock when certain events set out in this Agreement take place.

ARTICLE 2.00-PURCHASE AND SALE

         At the time of the execution of this Agreement, the Stockholders own the following shares of the common stock (the "Stock") in the Corporation:

         Thomas R. Kowalski                                  53,160 shares
         Ryan R. Kowalski Trust                               2,563 shares
         Realtek Company Profit Sharing Plan and Trust       20,494 shares
         Thomas Investments Partnership                       1,663 shares
         Orchard Valley Financial Corporation                21,815 shares
         Respond Corp.                                        9,360 shares

Pursuant to the terms of this Agreement, the Stockholders agree to sell certain of their shares of Stock in accordance with the terms of this Agreement and the Corporation agrees to purchase the same in accordance with its terms and conditions. In the event of any stock dividends or stock splits, the shares received thereby by the Stockholders shall be similarly subject to the terms of this Agreement.

ARTICLE 3.00-ENCUMBRANCE

         The parties acknowledge and agree that they do not wish to prevent any Stockholder from pledging, hypothecating or otherwise encumbering his shares of Stock.

ARTICLE 4.00-PURCHASE AT DEATH

         4.01 Purchase by the Corporation. Upon the death of Thomas R. Kowalski (herein "Kowalski"), each Stockholder shall have an option for ninety (90) days from the date of Kowalski's death to cause a Purchase (as hereinafter defined) by the Corporation. Such option may be exercised by any Stockholder by delivering a written notice (an "Exercise Notice") to the Corporation, signed by the Stockholder, requesting that a number of such Stockholder's shares be purchased pursuant to this Agreement. The number of shares to be purchased shall be designated by the Stockholder in the Exercise Notice and shall not exceed the number of shares owned by such Stockholder's at the time of Kowalski's death. The Exercise Notice must be received by the Corporation within ninety (90) days from the date of Kowalski's death. Once given and timely received, the Exercise Notice shall be irrevocable with respect to the Stockholders executing such Exercise Notice (the "Selling Stockholders"), and the Corporation and the Selling Stockholders, respectively, agree to consummate a Purchase, on the terms set forth in Section 4.02.

         4.02 Purchase. A "Purchase" shall mean the purchase for cash by the Corporation of a number of whole shares of Stock from a Selling Stockholder, said number to be determined by subtracting from such Selling Stockholder's Allocable Insurance Proceeds (as hereinafter defined) any indebtedness due and payable to the Corporation by such Selling Stockholder and dividing the remainder by the price for shares of Stock (to be determined in accordance with Article 5.00), rounded down to the next whole share of Stock. The "Allocable Insurance Proceeds" for each Selling Stockholder shall mean the net proceeds payable to the Corporation following Kowalski's death from the insurance policy listed on Exhibit B (the "Net Insurance Proceeds"), multiplied by a fraction, the numerator of which is the number of shares of Stock designated in the Exercise Notice by such Selling Stockholder, and the denominator of which is the number of shares of Stock designated in all Exercise Notices by all Selling Stockholders.

         4.03 Net Insurance Proceeds. To the extent that an Exercise Notice is not timely delivered following Kowalski's death or the Net Insurance Proceeds exceed the amounts necessary for the Corporation to purchase Stock of the Selling Stockholders pursuant to this Article 4.00, the Corporation shall be entitled to retain the entire amount of the Net Insurance Proceeds or such excess, respectively, without liability to any Stockholder or any other party therefor.

         4.04 Closing. The closing of a Purchase shall take place at the office of the Corporation at a date designated by the Corporation, which date shall be not more than thirty (30) days after the date of receipt by the Corporation of the Exercise Notice or payment to the Corporation of the Net Insurance Proceeds, whichever is later.

         4.05 Certain Definitions. For purposes of this Article 4.00, the term "Stockholder" shall include, in addition to the Stockholders specifically named herein, Kowalski's estate, the trustee of any trust created by Kowalski which was treated during his lifetime as owned by Kowalski under the provisions of Subpart E of Part I of Subchapter J of the Internal Revenue Code of 1986 as amended, and any entity hereafter formed by Kowalski in which he beneficially owns greater than 50% of the voting rights.

ARTICLE 5.00-STOCK VALUE AND RE-EVALUATION

         The purchase price for the shares of Stock shall be Forty Five Dollars ($45.00) per share until altered by re-evaluation as hereinafter provided. The Stockholders and the Corporation agree that the value of the Stock includes an amount representing the good will of the Corporation as a going concern. Within three (3) months after the end of each fiscal year of the Corporation and/or 45 days after review of audited financial statements of the Corporation for the preceding fiscal year, the Stockholders and the Corporation may, by mutual agreement, redetermine such value as of the end of the preceding fiscal year, and such redetermination shall be entered into the valuation schedule attached hereto as Exhibit A. If the Stockholders and the Corporation fail to redetermine the value for any fiscal year(s), the last previously stipulated value shall be used, with an appropriate adjustment, upward or downward, to reflect changes in the book value per share of the Corporation since the effective date of the last valuation.

ARTICLE 6.00-CORPORATE RESTRICTIONS AFTER PURCHASE

[intentionally omitted]

ARTICLE 7.00-LIFE INSURANCE

         7.01 Owner and Beneficiary. The Corporation has purchased a life insurance policy on the life of Thomas R. Kowalski. (See Exhibit B). The Corporation hereby reserves the right to exercise all incidents of ownership with respect to such policy.

         7.02 Insurance Companies. The insurance company that has issued the policy of life insurance listed on Exhibit B of this Agreement is authorized to act in accordance with the terms of such policy regardless of the provisions of this Agreement. Payments made by any such insurance company, pursuant to the policy terms, shall be a complete discharge of its obligations.

ARTICLE 8.00-RELEASE FROM INDEBTEDNESS

         With respect to a Selling Stockholder which sells all shares of Stock owned by such Stockholder pursuant to this Agreement: (i) the Corporation agrees to use its best efforts to release any property of a Selling Stockholder that is used as security for any indebtedness of the Corporation, said release to occur, to the extent practicable, within twelve (12) months of the date of the death of Thomas R. Kowalski; (ii) the Corporation shall also use its best efforts to release the Selling Stockholders from any liability on any notes or other obligations incurred for the benefit of the Corporation for which they are individually or jointly liable, said releases to occur, to the extent practicable, within twelve (12) months after the date of death of Thomas R. Kowalski; provided, however, that in the event that the Corporation is unable to secure said releases, it shall indemnify and hold harmless the Selling Stockholders, their estates and successors, from any and all liabilities which are incurred in the event of a default by the Corporation.

ARTICLE 9.00-SECURITY

[intentionally omitted]

ARTICLE 10.00-TERMINATION OF AGREEMENT

         This Agreement shall terminate upon the occurrence of any of the following events:

         10.01  The cessation of the Corporation's business;

         10.02  The bankruptcy, receivership or dissolution of the Corporation;

         10.03 On the date that the insurance described on Exhibit B lapses or is canceled; or

         10.04 Upon written notice by Kowalski to the Corporation.

ARTICLE 11.00-BINDING UPON LEGAL REPRESENTATIVES

         This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, legal representatives, assigns, transferees and successors of each of the parties hereto.



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




ARTICLE 12.00-CONSTRUCTION

         The titles appearing herein are used for purpose of convenience only and shall in no way change the meaning of this Agreement. If any conflict between any heading and the text of this Agreement exists, the text shall control.

ARTICLE 13.00-NOTICES

         Any and all notices, designations, consents, offers, acceptances or any other communications provided for herein shall be given in writing either by:

                  (a) Registered or certified mail which shall be addressed, in the case of the Corporation, to its principal office, and in the case of any Stockholder, to his address appearing on the stock books of the Corporation or his residence or at such other address as may be designated for him; or

                  (b) Personal delivery to the party requiring notice and securing a written receipt.

The effective date of the notice shall be the date of the written receipt received upon personal delivery or five (5) days after mailing in the case of certified mail.

ARTICLE 14.00-INVALID PROVISION

         The invalidity and unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid and unenforceable provisions were omitted.

ARTICLE 15.00-MODIFICATION

         No change or modification of this Agreement shall be valid unless the same is in writing and signed by all the parties hereto.

ARTICLE 16.00-ATTORNEYS' FEES

         In the event suit is brought to enforce any or all of the provisions of this Agreement, the prevailing party shall be entitled to reimbursement of his court costs and attorneys' fees.

ARTICLE 17.00-GENDER AND NUMBER

         As used herein, the masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, where the context requires.

ARTICLE 18.00-ADDITIONAL DOCUMENTS AND FURTHER ASSURANCES

         The parties hereto agree to execute any other documents that are necessary to effectuate the provisions of this Agreement.

ARTICLE 19.00-GOVERNING LAW

         This Agreement and all of its provisions shall be governed and construed in accordance with the laws of the State of Colorado.



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
         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Stock Purchase Agreement as of the date first above written.

                                      The Corporation:

                                      MEGABANK FINANCIAL CORPORATION


                                      By: /s/ Larry A. Olsen
                                         ---------------------------------------
                                           Larry A. Olsen, President

                                      The Stockholders:


                                      /s/ Thomas R. Kowalski
                                      ------------------------------------------
                                      Thomas R. Kowalski

                                      THE RYAN R. KOWALSKI TRUST


                                      By: /s/ Thomas R. Kowalski
                                         ---------------------------------------
                                            Thomas R. Kowalski, Trustee

                                      THE REALTEK COMPANY PROFIT
                                      SHARING PLAN AND TRUST


                                      By: /s/ Thomas R. Kowalski
                                         ---------------------------------------
                                            Thomas R. Kowalski, Administrator

                                      THOMAS INVESTMENTS PARTNERSHIP


                                      By: /s/ Thomas R. Kowalski
                                         ---------------------------------------
                                            Thomas R. Kowalski, General Partner


                                      ORCHARD VALLEY FINANCIAL CORP.


                                      By: /s/ Thomas R. Kowalski
                                         ---------------------------------------
                                            Thomas R. Kowalski, President

                                      RESPOND CORP.


                                      By: /s/ Thomas R. Kowalski
                                         ---------------------------------------
                                           Thomas R. Kowalski, President

         Each of the undersigned hereby acknowledges that this Agreement was prepared by legal counsel representing the Corporation. Further, each of the undersigned recognize that said legal counsel was acting solely on behalf of the Corporation and not on behalf of any Stockholder, individually or collectively. Each of the undersigned represent and warrant that he/she/it has been advised to seek independent legal and financial counsel with respect to the execution of this Agreement and that he/she/it has had the opportunity to do so. Each of the undersigned agrees that the statements, representations and warranties made in this paragraph may be relied upon by the Corporation and it legal counsel and their respective successors in interest.

                                    The Corporation:

                                    MEGABANK FINANCIAL CORPORATION


                                    By: /s/ Larry A. Olsen
                                       -----------------------------------------
                                       Larry A. Olsen, President

                                    The Stockholders:

                                    /s/ Thomas R. Kowalski
                                    --------------------------------------------
                                    Thomas R. Kowalski

                                    THE RYAN R. KOWALSKI TRUST


                                    By: /s/ Thomas R. Kowalski
                                       -----------------------------------------
                                       Thomas R. Kowalski, Trustee

                                    THE REALTEK COMPANY PROFIT
                                    SHARING PLAN AND TRUST


                                    By: /s/ Thomas R. Kowalski
                                       -----------------------------------------
                                       Thomas R. Kowalski, Administrator

                                    THOMAS INVESTMENTS PARTNERSHIP


                                    By: /s/ Thomas R. Kowalski
                                       -----------------------------------------
                                       Thomas R. Kowalski, General Partner

                                    ORCHARD VALLEY FINANCIAL CORP.


                                    By: /s/ Thomas R. Kowalski
                                       -----------------------------------------
                                       Thomas R. Kowalski, President

                                    RESPOND CORP.


                                    By: /s/ Thomas R. Kowalski
                                       -----------------------------------------
                                       Thomas R. Kowalski, President

                                    EXHIBIT A

                                 VALUE OF SHARES

DATE                                VALUE                              INITIALS OF PARTIES
----                                -----                              -------------------
Fiscal Year
1998


Fiscal Year
1999


Fiscal Year
2000


Fiscal Year
2001


Fiscal Year
2002


Fiscal Year
2003

                                    EXHIBIT B

                           POLICIES OF INSURANCE OWNED
                     ON THE LIVES OF THE THOMAS R. KOWALSKI

Name of
Insurance                  Policy                                                                  Face
Company                    Number                    Owner                      Insured          Amount
---------                  ------                    -----                      -------          ------

Transamerica Life          40779161                  MegaBank                   Thomas R.        $3,000,000
                                                     Financial                  Kowalski
                                                     Corporation

        AMENDMENT NO. 1 TO AMENDED AND RESTATED STOCK PURCHASE AGREEMENT

     This Amendment No. 1 to the Amended and Restated Stock Purchase Agreement dated December 4, 1997 (the "Agreement") is entered into as of September 1, 1998.

                                    RECITALS

     WHEREAS, the parties hereto desire to amend the Agreement to provide for a purchase price to reflect market value of the Stock.

     NOW, THEREFORE, Article 5.00 "Stock Value and Re-Evaluation" is amended in its entirety to read:

ARTICLE 5.00-STOCK VALUE AND RE-EVALUATION

     The purchase price for the shares of Stock shall be the greater of 80% of the average closing bid price of the Common Stock of the Corporation on any recognized quotation system for five trading days preceding the death of Thomas
R. Kowalski or appraised value as determined by an appraiser selected mutually by the Corporation and the surviving Stockholders, after notice by such persons to the Corporation within 60 days of the death of Thomas R. Kowalski. The Stockholders and the Corporation agree that the value of the Stock shall include an amount representing good will of the Corporation as a going concern.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Amended and Restated Stock Purchase Agreement as of the date first above written.

                                     The Corporation:

                                     MEGABANK FINANCIAL CORPORATION


                                     By: /s/ Larry A. Olsen
                                        ----------------------------------------
                                        Larry A. Olsen, President

                                     The Stockholders:


                                     /s/ Thomas R. Kowalski
                                     -------------------------------------------
                                     Thomas R. Kowalski

                                     THE RYAN R. KOWALSKI TRUST


                                     By: /s/ Thomas R. Kowalski
                                        ----------------------------------------
                                        Thomas R. Kowalski, Trustee

                                     THE REALTEK COMPANY PROFIT
                                     SHARING PLAN AND TRUST


                                     By: /s/ Thomas R. Kowalski
                                        ----------------------------------------
                                        Thomas R. Kowalski, Administrator

                                     THOMAS INVESTMENTS PARTNERSHIP


                                     By: /s/ Thomas R. Kowalski
                                        ----------------------------------------
                                        Thomas R. Kowalski, General Partner

                                     ORCHARD VALLEY FINANCIAL CORP.


                                     By: /s/ Thomas R. Kowalski
                                        ----------------------------------------
                                        Thomas R. Kowalski, President

                                     RESPOND CORP.


                                     By: /s/ Thomas R. Kowalski
                                        ----------------------------------------
                                        Thomas R. Kowalski, President

         Each of the undersigned hereby acknowledges that this Amendment No. 1 to the Agreement was prepared by legal counsel representing the Corporation. Further, each of the undersigned recognize that said legal counsel was acting solely on behalf of the Corporation and not on behalf of any Stockholder, individually or collectively. Each of the undersigned represent and warrant that he has been advised to seek independent legal and financial counsel with respect to the execution of this Agreement and that he has had the opportunity to do so. Each of the undersigned agrees that the statements, representations and warranties made in this paragraph may be relied upon by the Corporation and it legal counsel and their respective successors in interest.

                                   The Corporation:

                                   MEGABANK FINANCIAL CORPORATION


                                   By: /s/ Larry A. Olsen
                                      ----------------------------------------
                                      Larry A. Olsen, President

                                   The Stockholders:

                                   /s/ Thomas R. Kowalski
                                   -------------------------------------------
                                   Thomas R. Kowalski

                                   THE RYAN R. KOWALSKI TRUST


                                   By: /s/ Thomas R. Kowalski
                                      ----------------------------------------
                                      Thomas R. Kowalski, Trustee

                                   THE REALTEK COMPANY PROFIT
                                   SHARING PLAN AND TRUST


                                   By: /s/ Thomas R. Kowalski
                                      ----------------------------------------
                                      Thomas R. Kowalski, Administrator

                                   THOMAS INVESTMENTS PARTNERSHIP


                                   By: /s/ Thomas R. Kowalski
                                      ----------------------------------------
                                      Thomas R. Kowalski, General Partner

                                   ORCHARD VALLEY FINANCIAL CORP.


                                   By: /s/ Thomas R. Kowalski
                                      ----------------------------------------
                                      Thomas R. Kowalski, President

                                   RESPOND CORP.


                                   By: /s/ Thomas R. Kowalski
                                      ----------------------------------------
                                      Thomas R. Kowalski, President


                                       3